EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David L. Nunes, Mark D. McHugh and Mark R. Bridwell, his or her true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	February 24, 2023	/s/ DOD A. FRASER
Dod A. Fraser

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David L. Nunes, Mark D. McHugh and Mark R. Bridwell, his or her true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	February 24, 2023	/s/ KEITH E. BASS
Keith E. Bass

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David L. Nunes, Mark D. McHugh and Mark R. Bridwell, his or her true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	February 24, 2023	/s/ ANN NELSON
Ann Nelson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David L. Nunes, Mark D. McHugh and Mark R. Bridwell, his or her true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	February 24, 2023	/s/ SCOTT R. JONES
Scott R. Jones

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David L. Nunes, Mark D. McHugh and Mark R. Bridwell, his or her true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	February 24, 2023	/s/ V. LARKIN MARTIN
V. Larkin Martin

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David L. Nunes, Mark D. McHugh and Mark R. Bridwell, his or her true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	February 24, 2023	/s/ MERIDEE A. MOORE
Meridee A. Moore

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David L. Nunes, Mark D. McHugh and Mark R. Bridwell, his or her true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	February 24, 2023	/s/ MATTHEW J. RIVERS
Matthew J. Rivers

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David L. Nunes, Mark D. McHugh and Mark R. Bridwell, his or her true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	February 24, 2023	/s/ ANDREW G. WILTSHIRE
Andrew G. Wiltshire

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David L. Nunes, Mark D. McHugh and Mark R. Bridwell, his or her true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	February 24, 2023	/s/ GREGG A. GONSALVES
Gregg A. Gonsalves